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                             UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                                FORM 8-K
                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) March 21, 2000
                                                      --------------




                         PUBLIX SUPER MARKETS, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)




                                Florida
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)



                  0-981                             59-0324412
      ------------------------         --------------------------------
      (Commission File Number)        (IRS Employer Identification No.)



                     1936 George Jenkins Boulevard
                         Lakeland, Florida 33815
           -----------------------------------------------------
           (Address of Principal Executive Offices and Zip Code)

                           (863) 688-1188
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)









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Item 5.  Other Events.

     In Item 3 of the Company's Form 10-K for the fiscal year ended December 25, 1999, reference was made to purported class action litigation against the Company (the "Dyer case"). In the Dyer case, the plaintiffs allege that the Company has violated and is currently violating Federal and state civil rights statutes in the Company's manufacturing plants and distribution centers by discriminating against female employees and applicants with respect to hiring, promotion, training, compensation, discipline, demotion and termination, and/or retaliation for bringing allegations of discrimination.

     On March 21, 2000, Judge Henry L. Adams of the Federal District Court for the Middle District of Florida entered an order denying the Dyer case plaintiffs' request for class certification.



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              PUBLIX SUPER MARKETS, INC.



Dated: March 30, 2000         By:  /s/ David P. Phillips
                              ---------------------------------------------
                              David P. Phillips, Chief Financial Officer and
                              Treasurer (Principal Financial and Accounting
                              Officer)

























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